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                                                                      EXHIBIT 99


                     EZCORP ANNOUNCES THIRD QUARTER RESULTS


AUSTIN, TEXAS (JULY 22, 2003) -- EZCORP, Inc. (Nasdaq/NM: EZPW) announced today results for its third fiscal 2003 quarter and the nine month period, which ended June 30, 2003.

For the three months ended June 30, 2003, net income increased to $53,000 ($0.00 per share) compared to a net loss of $513,000 ($0.04 per share) for the comparable prior year period. These earnings are at the upper end of the Company's publicly announced estimate of $0.00 to a loss of $0.02 per share for this period. Total revenues for the three month period increased 9% to $46,903,000.

For the nine months ended June 30, 2003, income before the cumulative effect of an accounting change increased to $3,836,000 ($0.31 per share) compared to $1,953,000 ($0.16 per share) for the comparable prior year period. Total revenues for the nine month period increased 5% to $153,124,000. Effective October 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142 which deals with the accounting treatment of goodwill and other intangible assets. After a charge of $8,037,000 for the cumulative effect of adopting this new accounting principle, the Company realized a net loss of $4,201,000 for the nine month period.

Commenting on these results, Joseph L. Rotunda, President and Chief Executive Officer, said, "Results for our third fiscal quarter continue to be in line with our expectations. For the quarter, our pawn lending was especially strong with pawn service charge revenue up six percent from the same period last year, primarily due to a six percentage point improvement in our annualized yield on pawn loans. We also realized three percent same store sales growth; however, this came at a cost of lower margins as we aggressively pushed to reduce aging inventory levels. Inventory turnover was very strong at 2.7 times compared to
2.2 times for the same period a year ago."

 "Our payroll advance product continues to mature with payroll advance finance charges up fifty-six percent to just over three-million dollars for the quarter and our end of period loan balance up seventy-five percent from June 2002 to $3,116,000. As we generated this growth, we also lowered our net defaults on payroll advance loans one percentage point, compared to the third fiscal 2002 quarter, to 4.8%."

Mr. Rotunda continued, "We are also excited about opening our first two payroll advance stores: one is a stand-alone store that offers payroll advances and the other is a "store within a store" with the payroll advance operation separated from the adjoining EZPawn. We believe both models offer significant growth opportunity in the future."

The Company estimates fiscal 2003 earnings (before the cumulative effect of the change in accounting principle) to be between thirty-five and forty cents per share compared to eighteen cents per share for fiscal 2002. For the fiscal 2003 fourth quarter, the Company estimates earnings to be between four and nine cents per share compared to two cents per share for the fiscal 2002 fourth quarter. Seasonally, the Company's fourth quarter earnings are expected to be the second weakest of the quarters (after the third quarter) due mainly to lower sales levels. The Company's preliminary earnings guidance for its fiscal 2004 is fifty to fifty-five cents per share.

EZCORP offers consumers convenient, non-recourse loans collateralized by tangible personal property, and short-term non-collateralized loans, often referred to as payday loans. A secondary, but related, business activity is the selling of previously owned merchandise consisting primarily of forfeited collateral. At June 30, 2003, the Company operated 280 stores in eleven states.

This announcement contains certain forward-looking statements regarding the Company's expected performance for future periods including, but not limited to, expected future earnings. Actual results for these periods may materially differ from these statements. Such forward-looking statements involve risks




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and uncertainties such as changing market conditions in the overall economy and the industry, consumer demand for the Company's services and merchandise, changes in regulatory environment, and other factors periodically discussed in the Company's annual, quarterly and other reports filed with the Securities and Exchange Commission.

You are invited to listen to a conference call discussing these results on July 22, 2003 at 10:00 am Central Time. The conference call can be accessed over the Internet (or replay at your convenience) at the following address.

          http://www.firstcallevents.com/service/ajwz383995606gf12.html

For additional information, contact Dan Tonissen at (512) 314-2289.



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                                  EZCORP, INC.
         HIGHLIGHTS OF CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
              (in thousands, except per share data and store count)


                                                                                                THREE MONTHS ENDED JUNE 30,
                                                                                             --------------------------------
                                                                                                 2003               2002
                                                                                             --------------    --------------
Total revenues                                                                               $       46,903    $       43,140
Cost of goods sold                                                                                   19,714            17,601
                                                                                             --------------    --------------
Net revenues                                                                                         27,189            25,539
Operating expenses                                                                                   24,832            22,804
                                                                                             --------------    --------------
    Operating income before depreciation and amortization                                             2,357             2,735
Depreciation and amortization                                                                         2,179             2,501
                                                                                             --------------    --------------
    Operating income                                                                                    178               234
Interest expense, net                                                                                   403               972
Equity in net income of unconsolidated affiliate                                                       (333)             (110)
Loss on sale of assets                                                                                   27               186
                                                                                             --------------    --------------
Income (loss) before income taxes                                                                        81              (814)
Income tax expense (benefit)                                                                             28              (301)
                                                                                             --------------    --------------
Income (loss) before cumulative effect of a change in accounting principle                   $           53    $         (513)
Cumulative effect of adopting a new accounting principle, net of tax                                     --                --
                                                                                             --------------    --------------
Net income (loss)                                                                            $           53    $         (513)
                                                                                             ==============    ==============

Income (loss) per share, assuming dilution:
   Income (loss) before cumulative effect of a change in accounting principle                $           --    $        (0.04)
   Cumulative effect of adopting a new accounting principle, net of tax                                  --                --
                                                                                             --------------    --------------
   Net income (loss)                                                                         $           --    $        (0.04)
                                                                                             ==============    ==============

Weighted average shares - assuming dilution                                                          12,528            12,148
Store count - average for period                                                                        280               280


Pro forma results, as if the new accounting principle were in effect for all periods:

   Net income (loss) as reported                                                             $           53    $         (513)
   Add back:  goodwill and pawn license amortization, net of tax                                         --                95
   Add back:  amortization of goodwill related to equity investee, net
   of tax                                                                                                --                71
   Add back:  cumulative effect of adopting a new accounting principle, net of tax                       --                --
                                                                                             --------------    --------------
   Adjusted net income (loss)                                                                $           53    $         (347)
                                                                                             ==============    ==============

   Per share amounts - assuming dilution:
       Net income (loss) as reported                                                         $           --    $        (0.04)
       Add back:  goodwill and pawn license amortization, net of tax                                     --              0.01
       Add back:  amortization of goodwill related to equity investee, net of tax                        --                --
       Add back:  cumulative effect of adopting a new accounting principle, net of tax                   --                --
                                                                                             --------------    --------------
       Adjusted net income (loss)                                                            $           --    $        (0.03)
                                                                                             ==============    ==============


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                                  EZCORP, INC.
         HIGHLIGHTS OF CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
              (in thousands, except per share data and store count)


                                                                                                    NINE MONTHS ENDED JUNE 30,
                                                                                                     2003              2002
                                                                                                 --------------    --------------
  Total revenues                                                                                 $      153,124    $      145,202
  Cost of goods sold                                                                                     63,708            60,591
                                                                                                 --------------    --------------
  Net revenues                                                                                           89,416            84,611
  Operating expenses                                                                                     76,381            70,272
                                                                                                 --------------    --------------
      Operating income before depreciation and amortization                                              13,035            14,339
  Depreciation and amortization                                                                           6,636             7,631
                                                                                                 --------------    --------------
      Operating income                                                                                    6,399             6,708
  Interest expense, net                                                                                   1,534             3,711
  Equity in net income of unconsolidated affiliate                                                       (1,062)             (422)
  Loss on sale of assets                                                                                     26               319
                                                                                                 --------------    --------------
  Income before income taxes                                                                              5,901             3,100
  Income tax expense                                                                                      2,065             1,147
                                                                                                 --------------    --------------
  Income before cumulative effect of a change in accounting principle                            $        3,836    $        1,953
  Cumulative effect of adopting a new accounting principle, net of tax                                   (8,037)               --
                                                                                                 --------------    --------------
  Net income (loss)                                                                              $       (4,201)   $        1,953
                                                                                                 ==============    ==============

  Income (loss) per share, assuming dilution:
     Income before cumulative effect of a change in accounting principle                         $         0.31    $         0.16
     Cumulative effect of adopting a new accounting principle, net of tax                        $        (0.65)               --
                                                                                                 --------------    --------------
     Net income (loss)                                                                           $        (0.34)   $         0.16
                                                                                                 ==============    ==============

  Weighted average shares - assuming dilution                                                            12,474            12,275
  Store count - average for period                                                                          280               281


  Pro forma results, as if the new accounting principle were in effect for all periods:
     Net income (loss) as reported                                                               $       (4,201)   $        1,953
     Add back:  goodwill and pawn license amortization, net of tax                                           --               285
     Add back:  amortization of goodwill related to equity investee, net of tax                              --               214
     Add back:  cumulative effect of adopting a new accounting principle, net of tax                      8,037                --
                                                                                                 --------------    --------------
     Adjusted net income                                                                         $        3,836    $        2,452
                                                                                                 --------------    --------------

     Per share amounts - assuming dilution:
         Net income (loss) as reported                                                           $        (0.34)   $         0.16
         Add back:  goodwill and pawn license amortization, net of tax                                       --              0.02
         Add back:  amortization of goodwill related to equity investee, net of tax                          --              0.02
         Add back:  cumulative effect of adopting a new accounting principle, net of tax                   0.65                --
                                                                                                 --------------    --------------
         Adjusted net income                                                                     $         0.31    $         0.20
                                                                                                 ==============    ==============

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                                  EZCORP, Inc.
              HIGHLIGHTS OF CONSOLIDATED BALANCE SHEETS (UNAUDITED) (in thousands, except per share data and store count)

                                                                  AS OF JUNE 30,
                                                              2003            2002
                                                           ------------   ------------
Assets:
 Current assets:
  Cash and cash equivalents                                $        248   $      1,418
  Pawn loans                                                     48,149         47,648
  Payroll advances                                                3,116          1,784
  Pawn service charges receivable, net                            8,806          8,253
  Payroll advance service charges receivable, net                   611            382
  Inventory, net                                                 28,853         32,634
  Deferred tax asset                                              6,418          6,434
  Federal income taxes receivable                                   683             --
  Prepaid expenses and other assets                               2,209          2,359
                                                           ------------   ------------
    Total current assets                                         99,093        100,912
Investment in unconsolidated affiliates                          15,113         13,932
Property and equipment, net                                      27,141         34,214
Deferred tax asset, non-current                                   1,948             --
Other assets                                                      5,348         16,252
                                                           ------------   ------------
    Total assets                                           $    148,643   $    165,310
                                                           ============   ============
Liabilities and stockholders' equity:
 Current liabilities:
  Current maturities of long-term debt                     $         --   $     43,445
  Accounts payable and other accrued expenses                     9,186         10,666
  Customer layaway deposits                                       1,471          1,811
                                                           ------------   ------------
    Total current liabilities                                    10,657         55,922
Long-term debt, less current maturities                          33,000             --
Deferred tax liability                                               --          1,193
Deferred gains and other long-term liabilities                    4,408          4,200
                                                           ------------   ------------
    Total long-term liabilities                                  37,408          5,393
Total stockholders' equity                                      100,578        103,995
                                                           ------------   ------------
    Total liabilities and stockholders' equity             $    148,643   $    165,310
                                                           ============   ============

Pawn loan balance per ending store                         $        172   $        170
Inventory per ending store                                 $        103   $        117
Book value per share                                       $       8.25   $       8.55
Tangible book value per share                              $       8.03   $       7.41
Store count - end of period                                         280            280
Basic shares outstanding - end of period                         12,188         12,167